Exhibit 99.2

IN THE CIRCUIT COURT OF JASPER COUNTY, MISSOURI

AT JOPLIN

NEW ENGLAND CARPENTERS PENSION FUND,

Derivatively on Behalf of LEGGETT & PLATT,

INCORPORATED,

                                             Plaintiff,

                vs.

DAVID S. HAFFNER, et al.,

                                             Defendants,

                – and –

LEGGETT & PLATT, INCORPORATED, a

Missouri corporation,

                                     Nominal Defendant.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 10-AO-CC00284

ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, the parties in the above-captioned action (the “Action”) have made an application, pursuant to Missouri Rule of Civil Procedure 52.09, for an order (i) preliminarily approving the settlement (the “Settlement”) of the Action, in accordance with a Stipulation of Settlement dated May 12, 2014 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Action with prejudice, upon the terms and conditions set forth therein; and (ii) approving for distribution of the Notice of Settlement of Derivative Action (“Notice”); and

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation; and

WHEREAS, the Court having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action. A hearing (the “Settlement Hearing”) shall be held before this Court on Sept. 4, 2014, at 1:00 p.m., at the Circuit Court of Jasper County, Missouri, Jasper County Courts Building, 607 South Pearl Avenue, Joplin, Missouri 64801, to (i) determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation are fair, reasonable and adequate to Leggett and its shareholders and should be approved by the Court; (ii) determine whether a Judgment as provided in Paragraph 1.4 of the Stipulation should be entered herein; and (iii) award attorneys’ fees and expenses to Plaintiff’s Counsel pursuant to the Stipulation.

2. The Court approves, as to form and content, the Notice annexed as Exhibit A-1 hereto, and finds that the distribution of the Notice substantially in the manner and form set forth in this Order, meets the requirements of Mo. Sup. Ct. R. 52.09 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

3. Not later than ten (10) calendar days following entry of this Order, Defendants shall cause a copy of the Notice, substantially in the form annexed as Exhibit A-1 hereto, and the Stipulation to be filed with the U.S. Securities and Exchange Commission as a filing on Form 8-K, to post the Notice and Stipulation on the Company’s website and cause a copy of the Notice to be published once in the national edition of Investor’s Business Daily.

4. All costs incurred in the filing and publication of the Notice and Stipulation shall be paid by Leggett and Leggett shall undertake all administrative responsibility for filing and publication of the Notice and Stipulation.

5. At least fourteen (14) calendar days prior to the Settlement Hearing, Defendants’ counsel shall serve on counsel for the Plaintiff and file with the Court proof, by affidavit or declaration, of such filing, posting and publication.

6. All Leggett shareholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement.

7. Pending final determination of whether the Settlement should be approved, no Leggett shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Defendants, any action or proceeding in any court or tribunal asserting any of the Released Claims.

8. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least fourteen (14) calendar days prior to the deadline for objecting set forth in ¶9 and any reply briefs will be filed by Plaintiff’s Counsel at least seven (7) calendar days prior to the Settlement Hearing.

9. Any current Leggett shareholder may appear and show cause, if he, she or it has any, of why the Settlement of the Action should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, or why attorneys’ fees and expenses should not be awarded to Plaintiff’s Counsel; provided, however, no current Leggett shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the attorneys’ fees and expenses to be awarded to Plaintiff’s Counsel unless that Person has, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

Jeffrey D. Light

ROBBINS GELLER RUDMAN

    & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Attorneys for Plaintiff

Joseph M. Rebein

SHOOK, HARDY & BACON L.L.P.

2555 Grand Blvd.

Kansas City, MO 64108

Attorneys for Defendants

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Circuit Clerk of the Court

Jasper County Courts Building

607 South Pearl Avenue, Room 300

Joplin, MO 64801

Any current Leggett shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiff’s Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

10. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. Any of the Defendants or the Released Persons may file the Stipulation and/or a Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

11. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to current Leggett shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to current Leggett shareholders.

IT IS SO ORDERED.

DATED: 6-4-14	/s/ Gayle L. Crane
THE HONORABLE GAYLE CRANE
CIRCUIT COURT JUDGE